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                                                                      EXHIBIT 23

                         [Deloitte & Touche Letterhead]




INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-80818 and No. 33-80820 of Detrex Corporation and subsidiaries on Form S-8 of our report dated March 7, 2002, appearing in and incorporated by reference in this Annual Report on Form 10-K of Detrex Corporation and subsidiaries for the year ended December 31, 2001.

/s/ Deloitte & Touche LLP

March 28, 2002